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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): April 18, 2002
                                                          --------------

                           Artesyn Technologies, Inc.
             (Exact name of registrant as specified in its charter)



          Florida                        0-4466                  59-1205269
(State or other jurisdiction of  (Commission File Number)      (IRS Employer
       incorporation)                                     Identification Number)


      7900 Glades Rd., Suite 500, Boca Raton, Florida            33434-4105
           (Address of principal executive offices)               (Zip Code)




        Registrant's telephone number, including area code (561) 451-1000
                                                           --------------

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Item 5.  Other Events.
----------------------

Artesyn Technologies, Inc. today announced its financial results from the first quarter of 2002.

A copy of the press release issued is attached to this report as Exhibit 99 and is incorporated herein by reference.

On April 18, 2002, Artesyn hosted a call with financial analysts and the press, which was simultaneously webcast to the public. A replay of the webcast is available at Artesyn's website at www.artesyn.com until a subsequent quarterly earnings release is made.

Item 7.  Financial Statements and Exhibits
------------------------------------------

(a)  Financial statements of business acquired.

Not applicable

(b)  Pro Forma Financial Information.

Not applicable

(c)  Exhibits.



Exhibit No.      Description
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99               Press release issued by Artesyn Technologies, Inc. dated April
                 18, 2002
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                                  SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Artesyn Technologies, Inc.
                                               --------------------------
                                                      (Registrant)


Dated: April 22, 2002


                                         By:   /s/ Richard J. Thompson
                                               -----------------------
                                               Richard J. Thompson
                                               Vice President-Finance and
                                               Chief Financial Officer
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                                 EXHIBIT INDEX

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Exhibit No.     Description
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99              Press release issued by Artesyn Technologies on April 18, 2002
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